Exhibit 32.2
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Global Payment Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William McMahon, Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes--Oxley Act of 2002 that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



      Date:  August 14, 2008

                                       /s/ William McMahon
                                       -----------------------------------------
                                           William McMahon
                           Chief Financial Officer (Principal Financial Officer)



A signed original of this written statement required by Section 906 has been provided to Global Payment Technologies, Inc. and will be retained by Global Payment Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




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